   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 2002

                                                      Registration No. 333-82406
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM F-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           NORSKE SKOG CANADA LIMITED

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                         ------------------------------

                      See Table of Additional Registrants
                            ------------------------

            CANADA                            2621                          98-013-8030
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

700 WEST GEORGIA STREET, 9TH FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA V7Y 1J7
                                 (604) 654-4000

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

    CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011
                                 (800) 786-3069

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                   OF AGENT FOR SERVICE IN THE UNITED STATES)

                                   Copies to:

      BRUCE CZACHOR, ESQ.                RALPH LEVERTON                DAVID J. SMITH, ESQ.
      SHEARMAN & STERLING          NORSKE SKOG CANADA LIMITED          GORDON CHAMBERS, ESQ.
        1080 Marsh Road              700 West Georgia Street              Lawson Lundell
    Menlo Park, California         9th Floor, P.O. Box 10058           1600 Cathedral Place
          94025-1022               Vancouver, British Columbia        925 West Georgia Street
        (650) 838-3600                   Canada V7Y 1J7            Vancouver, British Columbia,
                                         (604) 654-4040                   Canada V6C 3L2
                                                                          (604) 685-3456

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.    / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.    /X/ 333-82406
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
     TITLE OF EACH CLASS OF          AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING     REGISTRATION
  SECURITIES TO BE REGISTERED         REGISTERED              SHARE              PRICE(1)             FEE(3)
8 5/8% Senior Notes due 2011        US$250,000,000            100%            US$250,000,000        US$23,000
Guarantees......................    US$250,000,000             --                   --                 (2)

(1) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2) Pursuant to Rule 457(n), no registration fee is required for the Guarantees.

(3) Previously paid.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        TABLE OF ADDITIONAL REGISTRANTS

EXACT NAME OF REGISTRANT                  STATE OR OTHER JURISDICTION OF
AS SPECIFIED IN ITS CHARTER               INCORPORATION OR ORGANIZATION        PRINCIPAL EXECUTIVE OFFICE
---------------------------               ------------------------------   -----------------------------------
Elk Falls Pulp and Paper Limited........  British Columbia                 Vancouver, British Columbia, Canada
Norske Skog Canada Finance Limited......  British Columbia                 Vancouver, British Columbia, Canada
Norske Skog Canada (Japan) Ltd..........  Japan                            Tokyo, Japan
Norske Skog Canada Pulp Operations
  Limited...............................  British Columbia                 Vancouver, British Columbia, Canada
Norske Skog Canada Pulp Sales Inc.......  British Columbia                 Vancouver, British Columbia, Canada
Norske Skog Canada Sales Inc............  British Columbia                 Vancouver, British Columbia, Canada
Norske Skog Canada (USA) Inc............  California                       Walnut Creek, California
NSCL Holdings Inc.......................  Delaware                         Walnut Creek, California
NorskeCanada*...........................  British Columbia                 Vancouver, British Columbia, Canada
Pacifica Papers Sales Ltd...............  British Columbia                 Vancouver, British Columbia, Canada
Pacifica Papers Sales Inc...............  Delaware                         Walnut Creek, California
Pacifica Papers Kabushiki Kaisha........  Japan                            Tokyo, Japan
Pacifica Poplars Ltd....................  British Columbia                 Vancouver, British Columbia, Canada
Pacifica Poplars Inc....................  Delaware                         Walnut Creek, California
Pacifica Papers US Inc..................  Delaware                         Walnut Creek, California

*NorskeCanada is a general partnership, the partners of which are Norske Skog Canada Limited and Norske Skog Canada Pulp Operations Limited.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Under the CANADA BUSINESS CORPORATIONS ACT (the "CBCA"), a corporation may indemnify a present or former director or officer to such corporation or a person who acts or acted as a director or officer of another corporation at the corporation's request and where the corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been a director or officer of such corporation, provided that the director or officer acted honestly and in good faith with a view to the best interests of the corporation, and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his conduct was lawful. Such indemnification may be made in connection with a derivative action only with court approval. A director or officer is entitled to indemnification from the corporation as a matter of right in respect of all costs, charges and expenses reasonably incurred by him in connection with the defense of a civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the corporation if he was substantially successful on the merits and fulfilled the conditions set forth above.

    In accordance with the CBCA, Norske Skog Canada Limited ("NSCL") may indemnify a director or officer of NSCL, a former director or officer of NSCL, a former director or officer of a body corporate of which NSCL is or was a shareholder or creditor and his heirs and legal representatives against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he has been made a party by reason of being or having been a director or officer of NSCL or such body corporate if (1) he acted honestly and in good faith with a view to the best interests of NSCL, and (2) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

    NSCL will also indemnify such directors or officers who have been substantially successful in the defense of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director of NSCL or body corporate against all costs, charges and expenses reasonably incurred by him in respect of such action or proceeding.

    A policy of directors' and officers' liability insurance is maintained by NSCL which insures directors and officers for losses as a result of claims based upon the acts or omissions as directors and officers of the registrant, including liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), and also reimburses NSCL for payments made pursuant to the indemnity provisions under the Securities Act.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling NSCL pursuant to the foregoing provisions, NSCL has been informed that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 21.  EXHIBITS

    The exhibits to this post-effective amendment no. 1 to the registration statement filed on February 8, 2002 (File No. 333-82406) (the "Registration Statement") are listed in the Exhibit Index to this post-effective amendment no. 1 to the Registration Statement, which Exhibit Index is hereby incorporated by reference.

ITEM 22.  UNDERTAKINGS

    The undersigned registrant hereby undertakes:

    (a) that, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (b) (1) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of Form F-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means; and (2) to arrange or provide for a facility in the U.S. for the purpose of responding to such requests. The undertaking in subparagraph (1) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    (c) to supply by means of a post-effective amendment all information concerning a transaction and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

    (d) that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

    (e) to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (i) to include any prospectus required by section 10(a)(3) of the Securities Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement, PROVIDED, HOWEVER, subparagraphs (d)(i) and (d)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement;

    (f) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

    (g) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

    (h) to file a post-effective amendment to the Registration Statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, PROVIDED, THAT the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (h) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, a post-effective amendment need not be filed to include financial statements and information required by this paragraph (h) if such financial statements and information are contained in periodic reports filed with or furnished to the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference herein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant issuer has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on February 11, 2002.

                                                       NORSKE SKOG CANADA LIMITED

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: VICE-PRESIDENT FINANCE,
                                                                  CHIEF FINANCIAL OFFICER AND
                                                            SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                   JAN A. REINAS*
     -------------------------------------------                   Director and Chairman
                    Jan A. Reinas

                 RUSSELL J. HORNER*                       Director, President and Chief Executive
     -------------------------------------------                          Officer
                  Russell J. Horner                            (principal executive officer)

                J. TREVOR JOHNSTONE*
     -------------------------------------------                          Director
                 J. Trevor Johnstone

              MITCHELL H. GROPPER, QC*
     -------------------------------------------                          Director
               Mitchell H. Gropper, QC

                  HAROLD N. KVISLE*
     -------------------------------------------                          Director
                  Harold N. Kvisle

                    JAN A. OKSUM*
     -------------------------------------------                          Director
                    Jan A. Oksum

                 R. KEITH PURCHASE*
     -------------------------------------------                          Director
                  R. Keith Purchase

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                WILLIAM P. ROSENFELD*
     -------------------------------------------                          Director
                William P. Rosenfeld

                 W. THOMAS STEPHENS*
     -------------------------------------------                Director and Deputy Chairman
                 W. Thomas Stephens

                                                          Vice-President Finance, Chief Financial
                 /s/ RALPH LEVERTON                                Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

          NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       ELK FALLS PULP AND PAPER LIMITED

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title:  DIRECTOR AND PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*
     -------------------------------------------                          Director
                  Russell J. Horner

                 /s/ RALPH LEVERTON
     -------------------------------------------                   Director and President
                   Ralph Leverton                              (principal executive officer)

                  PETER M. STAIGER*                          Director, Treasurer and Secretary
     -------------------------------------------         (principal financial officer and principal
                  Peter M. Staiger                                  accounting officer)

          NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NORSKE SKOG CANADA PULP OPERATIONS LIMITED

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: DIRECTOR, VICE-PRESIDENT FINANCE,
                                                                  CHIEF FINANCIAL OFFICER AND
                                                            SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*                       Director, President and Chief Executive
     -------------------------------------------                          Officer
                  Russell J. Horner                            (principal executive officer)

                                                          Director, Vice-President Finance, Chief
                 /s/ RALPH LEVERTON                           Financial Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

                  PETER M. STAIGER*
     -------------------------------------------                          Director
                  Peter M. Staiger

          NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NORSKE SKOG CANADA FINANCE LIMITED

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title:  DIRECTOR AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*
     -------------------------------------------                   Director and President
                  Russell J. Horner                            (principal executive officer)

                 /s/ RALPH LEVERTON                                Director and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

                  PETER M. STAIGER*
     -------------------------------------------                   Director and Treasurer
                  Peter M. Staiger

          NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant issuer has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on February 11, 2002.

                                                       NORSKE SKOG CANADA (JAPAN) LIMITED

                                                       By:  /s/ JAMES E. ARMITAGE
                                                            -----------------------------------------
                                                            Name: James E. Armitage
                                                            Title: DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                  JAMES M. BAYLES*
     -------------------------------------------                   Director and President
                   James M. Bayles                             (principal executive officer)

                 JAMES E. ARMITAGE*
     -------------------------------------------                          Director
                  James E. Armitage

                   RYOJI MIYAKITA*                              Director and Vice-President
     -------------------------------------------         (principal financial officer and principal
                   Ryoji Miyakita                                   accounting officer)

           NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NORSKE SKOG CANADA PULP SALES INC.

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: DIRECTOR, VICE-PRESIDENT FINANCE,
                                                                  CHIEF FINANCIAL OFFICER AND
                                                            SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*
     -------------------------------------------                   Director and President
                  Russell J. Horner                            (principal executive officer)

                                                          Director, Vice-President Finance, Chief
                 /s/ RALPH LEVERTON                           Financial Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

                  PETER M. STAIGER*
     -------------------------------------------                          Director
                  Peter M. Staiger

           NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NORSKE SKOG CANADA SALES INC.

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: DIRECTOR, VICE-PRESIDENT FINANCE,
                                                                  CHIEF FINANCIAL OFFICER AND
                                                            SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*                       Director, President and Chief Executive
     -------------------------------------------                          Officer
                  Russell J. Horner                            (principal executive officer)

                                                          Director, Vice-President Finance, Chief
                 /s/ RALPH LEVERTON                           Financial Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

                  PETER M. STAIGER*
     -------------------------------------------                          Director
                  Peter M. Staiger

           NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NORSKE SKOG CANADA (USA) INC.

                                                       By:  /s/ TOM CROWLEY
                                                            -----------------------------------------
                                                            Name: Tom Crowley
                                                            Title: PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                   /s/ TOM CROWLEY
     -------------------------------------------                   Director and President
                     Tom Crowley                               (principal executive officer)

                                                          Director, Vice-President Finance, Chief
                 /s/ RALPH LEVERTON                           Financial Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

                    PAUL GORDON*
     -------------------------------------------                          Director
                     Paul Gordon

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NSCL HOLDINGS INC.

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: VICE-PRESIDENT FINANCE, CHIEF
                                                            FINANCIAL OFFICER AND SERCRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                    TOM CROWLEY*
     -------------------------------------------                   Director and President
                     Tom Crowley                               (principal executive officer)

                                                          Vice-President Finance, Chief Financial
                 /s/ RALPH LEVERTON                                       Officer
     -------------------------------------------                       and Secretary
                   Ralph Leverton                        (principal financial officer and principal
                                                                    accounting officer)

                    PAUL GORDON*
     -------------------------------------------                          Director
                     Paul Gordon

                  PETER M. STAIGER*
     -------------------------------------------                          Director
                  Peter M. Staiger

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       NORSKECANADA

                                                       By:  Norske Skog Canada Limited, as partner for
                                                                   NorskeCanada, a partnership
                                                            -----------------------------------------

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: VICE-PRESIDENT FINANCE, CHIEF
                                                            FINANCIAL OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                   JAN A. REINAS*
     -------------------------------------------                   Director and Chairman
                    Jan A. Reinas

                 RUSSELL J. HORNER*                       Director, President and Chief Executive
     -------------------------------------------                          Officer
                  Russell J. Horner                            (principal executive officer)

                J. TREVOR JOHNSTONE*
     -------------------------------------------                          Director
                 J. Trevor Johnstone

              MITCHELL H. GROPPER, QC*
     -------------------------------------------                          Director
               Mitchell H. Gropper, QC

                  HAROLD N. KVISLE*
     -------------------------------------------                          Director
                  Harold N. Kvisle

                    JAN A. OKSUM*
     -------------------------------------------                          Director
                    Jan A. Oksum

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 R. KEITH PURCHASE*
     -------------------------------------------                          Director
                  R. Keith Purchase

                WILLIAM P. ROSENFELD*
     -------------------------------------------                          Director
                William P. Rosenfeld

                 W. THOMAS STEPHENS*
     -------------------------------------------                Director and Deputy Chairman
                 W. Thomas Stephens

                                                          Vice-President Finance, Chief Financial
                 /s/ RALPH LEVERTON                               Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

           NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, British Columbia, Canada, on February 11, 2002.

                                                       PACIFICA PAPER SALES LTD.

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: VICE-PRESIDENT FINANCE, CHIEF
                                                            FINANCIAL OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*                       Director, President and Chief Executive
     -------------------------------------------                          Officer
                  Russell J. Horner                            (principal executive officer)

                                                          Vice-President Finance, Chief Financial
                 /s/ RALPH LEVERTON                                       Officer
     -------------------------------------------                       and Secretary
                   Ralph Leverton                        (principal financial officer and principal
                                                                    accounting officer)

                  PETER M. STAIGER*
     -------------------------------------------                          Director
                  Peter M. Staiger

           NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       PACIFICA PAPERS SALES INC.

                                                       By:  /s/ PETER M. STAIGER
                                                            -----------------------------------------
                                                            Name: Peter M. Staiger
                                                            Title:  DIRECTOR AND TREASURER

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                    TOM CROWLEY*
     -------------------------------------------                   Director and President
                     Tom Crowley                               (principal executive officer)

                /s/ PETER M. STAIGER
     -------------------------------------------                   Director and Treasurer
                  Peter M. Staiger                             (principal financial officer)

                     DAVID URE*
     -------------------------------------------                         Controller
                      David Ure                                (principal accounting officer)

                    PAUL GORDON*
     -------------------------------------------                Director and Vice-President
                     Paul Gordon

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       PACIFICA PAPERS KABUSHIKI KAISHA

                                                       By:  /s/ PETER M. STAIGER
                                                            -----------------------------------------
                                                            Name: Peter M. Staiger
                                                            Title: DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                   RYOJI MIYAKITA*
     -------------------------------------------                   Director and President
                   Ryoji Miyakita                              (principal executive officer)

                 JAMES E. ARMITAGE*
     -------------------------------------------                          Director
                  James E. Armitage

                /s/ PETER M. STAIGER
     -------------------------------------------                          Director
                  Peter M. Staiger

                  JAMES M. BAYLES*
     -------------------------------------------         (principal financial officer and principal
                   James M. Bayles                                  accounting officer)

          NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       PACIFICA POPLARS LTD.

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title:  DIRECTOR, VICE-PRESIDENT FINANCE,
                                                            CHIEF FINANCIAL OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 RUSSELL J. HORNER*                       Director, President and Chief Executive
     -------------------------------------------                          Officer
                  Russell J. Horner                            (principal executive officer)

                                                          Director, Vice-President Finance, Chief
                 /s/ RALPH LEVERTON                           Financial Officer and Secretary
     -------------------------------------------         (principal financial officer and principal
                   Ralph Leverton                                   accounting officer)

                  PETER M. STAIGER*
     -------------------------------------------                          Director
                  Peter M. Staiger

          NORSKE SKOG CANADA (USA) INC.

By:               /s/ TOM CROWLEY                      Authorized Representative in the United States
      --------------------------------------
                    Tom Crowley
                     PRESIDENT

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       PACIFICA POPLARS INC.

                                                       By:  /s/ RALPH LEVERTON
                                                            -----------------------------------------
                                                            Name: Ralph Leverton
                                                            Title: DIRECTOR AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                    SCOTT MCLEAN*
     -------------------------------------------                   Director and President
                    Scott McLean                               (principal executive officer)

                  PETER M. STAIGER*
     -------------------------------------------                         Treasurer
                  Peter M. Staiger                             (principal financial officer)

                     DAVID URE*
     -------------------------------------------                  Director and Controller
                      David Ure                                (principal accounting officer)

                   BRIAN NORDMAN*
     -------------------------------------------                       Vice-President
                    Brian Nordman

                 /s/ RALPH LEVERTON
     -------------------------------------------                   Director and Secretary
                   Ralph Leverton

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant guarantor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Vancouver, Province of British Columbia, Country of Canada, on
February 11, 2002.

                                                       PACIFICA PAPERS US INC.

                                                       By:  /s/ PETER M. STAIGER
                                                            -----------------------------------------
                                                            Name: Peter M. Staiger
                                                            Title:  DIRECTOR AND TREASURER

    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 11, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                    TOM CROWLEY*
     -------------------------------------------                   Director and President
                     Tom Crowley                               (principal executive officer)

                /s/ PETER M. STAIGER
     -------------------------------------------                   Director and Treasurer
                  Peter M. Staiger                             (principal financial officer)

                     DAVID URE*
     -------------------------------------------                         Controller
                      David Ure                                (principal accounting officer)

                    PAUL GORDON*
     -------------------------------------------                Director and Vice-President
                     Paul Gordon

* Power of Attorney

By:             /s/ RALPH LEVERTON
      --------------------------------------
                  Ralph Leverton
                 ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                              DESCRIPTION OF EXHIBIT
---------------------                      ----------------------
    2.1+                Arrangement Agreement dated as of March 25, 2001 between
                        Norske Skog Canada Limited ("NCSL") and Pacifica
                        Papers Inc. ("Pacifica") relating to the acquisition of
                        Pacifica by NSCL.

    3.1+                Articles of Amalgamation of NSCL.

    3.2+                By-laws of NSCL.

    4.1+ Registration Rights Agreement dated as of August 14, 2001 among NSCL, the subsidiary guarantors and the initial purchasers named therein.

    4.2+                Indenture dated as of August 14, 2001 governing NSCL's
                        8 5/8% Senior Notes due 2011, among NSCL, the subsidiary guarantors and Wells Fargo Bank Minnesota, National
                        Association, as trustee (the "8 5/8% Notes Indenture").

    4.3+                First Supplemental Indenture amending the 8 5/8% Notes
                        Indenture, dated as of August 28, 2001, among NSCL, the subsidiary guarantors named therein and Wells Fargo Bank
                        Minnesota, National Association, as trustee.

    4.4+                Second Supplemental Indenture amending 8 5/8% Notes
                        Indenture, dated as of September 1, 2001, among NSCL, the subsidiary guarantors named therein and Wells Fargo Bank
                        Minnesota, National Association, as trustee.

    4.5+                Credit Agreement dated as of August 14, 2001 among NSCL,
                        TD Securities, Merrill Lynch & Co. and RBC Dominion
                        Securities as arrangers, The Toronto Dominion Bank, as administrative agent and the lender parties named therein
                        (the "Credit Agreement").

    4.6+                Trust Deed dated as of August 9, 2001 and Supplemental Trust
                        Deed dated as of September 1, 2001, both entered into by
                        certain wholly owned subsidiaries of NSCL and The Canada
                        Trust Company pursuant to the Credit Agreement.

    4.7+                Omnibus Pledge Agreement dated as of August 14, 2001 and
                        Omnibus Pledge Agreement dated as of September 1, 2001 entered into by certain wholly owned subsidiaries of NSCL and The Toronto-Dominion Bank pursuant to the Credit
                        Agreement.

    5.1+ Opinion of Lawson Lundell, Canadian counsel to NSCL, as to the legality of the securities being registered.

    5.2+                Opinion of Shearman & Sterling, United States counsel to
                        NSCL, as to the legality of the securities being registered.

    5.3                 Opinion of Haruki, Sawai & Inoue, Japanese counsel to NSCL, as to the legality of the securities being registered, as
                        amended.

   10.1+                Indenture dated March 12, 1999 governing NSCL's 10% Senior
                        Notes due 2009 among Pacifica (now NSCL), the subsidiary guarantors named therein and Norwest Bank Minnesota, National Association (now Wells Fargo Bank Minnesota,
                        National Association) (the "10% Notes Indenture").

   10.2+ First Supplemental Indenture dated March 12, 1999 amending the 10% Notes Indenture, among Pacifica (now NSCL), the subsidiary guarantors named therein and Norwest Bank
                        Minnesota, National Association (now Wells Fargo Bank
                        Minnesota, National Association).

       EXHIBIT
       NUMBER                              DESCRIPTION OF EXHIBIT
---------------------                      ----------------------
   10.3+                Second Supplemental Indenture amending the 10% Notes
                        Indenture, dated for reference December 30, 1999 among
                        Pacifica (now NSCL), the subsidiary guarantors named therein and Norwest Bank Minnesota, National Association (now Wells
                        Fargo Bank Minnesota, National Association).

   10.4+                Third Supplemental Indenture amending the 10% Notes
                        Indenture, dated for reference January 31, 2001 among
                        Pacifica (now NSCL), the subsidiary guarantors named therein and Wells Fargo Bank Minnesota, National Association.

   10.5+                Fourth Supplemental Indenture amending the 10% Notes
                        Indenture, dated September 1, 2001 among NSCL, the subsidiary guarantors named therein and Wells Fargo Bank
                        Minnesota, National Association.

   10.6+                Credit Agreement dated as of August 14, 2001 among NSCL,
                        TD Securities, Merrill Lynch & Co. and RBC Dominion
                        Securities as arrangers, The Toronto Dominion Bank, as administrative agent and the lender parties named therein.
                        (See Exhibit 4.5)

   10.7+                Trust Deed dated as of August 14, 2001 and Supplemental
                        Trust Deed dated as of September 1, 2001, both entered into among certain wholly owned subsidiaries of NSCL and The
                        Canada Trust Company pursuant to the Credit Agreement. (See
                        Exhibit 4.6)

   10.8+                Omnibus Pledge Agreement dated as of August 14, 2001 and
                        Omnibus Pledge Agreement dated as of September 1, 2001
                        entered into among certain wholly owned subsidiaries of NSCL and The Toronto-Dominion Bank pursuant to the Credit
                        Agreement. (See Exhibit 4.7)

   10.9*+               Chip Supply Agreement dated November 19, 1992 between Crown
                        Forest Industries Limited and Riverside Forest Products
                        Limited, as assigned July 6, 2000 and assigned January 1,
                        2001 (Current parties NCSL and Riverside Forest Products
                        Limited).

   10.10*+              Amended and Restated Chip and Pulplog Supply Agreement dated as of June 23, 1997 between 3264891 Canada Limited, 3264912
                        Canada Limited and TimberWest Forest Limited, as amended
                        January 1, 1999 (Current parties Norske Skog Canada Pulp
                        Operations Limited and TFL Forest Ltd. and TimberWest Forest
                        Company Partnership).

   10.11*+              Amended and Restated Timber Harvesting Management Agreement
                        dated as of January 1, 1999 between FCCL, TimberWest Forest
                        Corp. and TimberWest Forest Company (Current parties NSCL,
                        TimberWest Forest Corp. and TimberWest Forest Company
                        Partnership).

   10.12** Chip and Log Supply Agreement dated as of June 8, 1998 between MacMillan Bloedel Limited and MB Paper Limited
                        (Current Parties Weyerhaeuser Company Limited and NSCL).

   10.13+               Fletcher Challenge Canada Limited (now NSCL) 1995 Stock
                        Option Plan.

   10.14+               Sample Stock Option Grant Agreement under 10.13 above.

   10.15+               Fletcher Challenge Canada Limited (now NSCL) Supplemental
                        Retirement Plan for Senior Employees.

   10.16+               Severance agreement between FCCL (now NSCL) and Russell J.
                        Horner dated June 30, 2000.

   10.17+               Severance agreement between FCCL (now NSCL) and James E.
                        Armitage dated June 30, 2000.

   10.18+               Severance agreement between FCCL (now NSCL) and Ralph
                        Leverton dated June 30, 2000.

       EXHIBIT
       NUMBER                              DESCRIPTION OF EXHIBIT
---------------------                      ----------------------
   10.19+               Change of control contract between NSCL and Russell J.
                        Horner dated August 29, 2001.

   10.20+ Change of control contract between NSCL and Ralph Leverton dated August 29, 2001.

   10.21+               Special Synergy Incentive Plan

   10.22+ Form of Special Synergy Incentive Plan participant's memorandum

   10.23*+              Distribution Agreement between Norske Skog Canada Sales Inc.
                        and Pan Asia Paper Co. Pte Ltd. dated 23 November, 2001

   10.24+               Strategic Alliance Agreement between Norske Skog Canada
                        Limited and Norske Skogindustrier ASA dated October 1, 2001.

   12.1+                Computation of Ratio of Earnings to Fixed Charges.

   21.1+                Subsidiaries of Norske Skog Canada Limited.

   23.1+                Consent of KPMG LLP.

   23.2+                Consent of Arthur Anderson LLP.

   23.3+                Consent of PricewaterhouseCoopers LLP.

   23.4+                Consent of PricewaterhouseCoopers LLP.

   23.5+                Consent of Lawson Lundell (included in Exhibit 5.1).

   23.6+                Consent of Shearman & Sterling (included in Exhibit 5.2).

   23.7+                Consent of Haruki, Sawai & Inoue (included in Exhibit 5.3).

   24.0+ Powers of Attorney (included on signature pages of Registration Statement).

   25.1+                Statement of Eligibility of trustee on Form T-1 relating to the 8 5/8% Senior Notes due 2001.

   99.1+                Form of Letter of Transmittal.

   99.2+                Form of Notice of Guaranteed Delivery.

* Confidential information has been omitted and will be filed separately with the Securities and Exchange Commission.

** Previously filed with the registration statement (No. 333-10328) on Form F-4 of Pacifica Papers Inc. on May 6, 1999. Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.

+ Previously filed with the Registration Statement on February 8, 2002.